Exhibit 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	614.2	644.3	668.0	856.1	2,782.6
2005	727.8	778.5	744.3	906.8	3,157.4

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2004	5.3	14.0	20.8	47.9	88.0
2005	12.2	25.5	27.8	42.5	108.0

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	11.8	11.4	11.0	11.0	45.2
2005	10.4	10.7	11.5	10.7	43.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	0.2	(1.2)	(7.2)	(1.3)	(9.5)
2005	(1.4)	(0.6)	(0.6)	(3.5)	(6.1)

	Income Before Taxes, Minority Interest,
	Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2004	(6.7)	3.8	17.0	38.2	52.3
2005	3.2	15.4	16.9	35.3	70.8

	Net Income
	Q1	Q2	Q3	Q4	FY
2004	(4.5)	6.4	13.4	32.6	47.9
2005	5.2	11.3	13.6	32.4	62.5

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	28.4%	-65.8%	21.8%	15.7%	10.1%
2005	-59.4%	26.6%	19.5%	21.5%	18.5%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	9.1	(1.1)	(0.3)	(0.1)	7.6
2005	—	(0.5)	—	3.2	2.7

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	13.6	9.8	8.2	6.2	6.2
2005	5.4	4.0	3.3	5.7	5.7

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2004	16.1	15.7	15.6	15.5	62.9
2005	16.1	15.2	15.5	16.8	63.6

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2004	333.3	365.6	450.8	377.7	377.7
2005	407.6	437.4	491.3	420.9	420.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	10.8	15.7	14.6	16.1	57.2
2005	15.1	16.5	20.0	19.1	70.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	13.1	(11.8)	(29.2)	154.1	126.2
2005	(33.7)	(12.4)	(3.2)	124.5	75.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(6.9)	(14.3)	(10.3)	(8.8)	(40.3)
2005	(12.6)	(10.5)	(17.6)	(15.6)	(56.3)

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2004	6.2	(26.1)	(39.5)	145.3	85.9
2005	(46.3)	(22.9)	(20.8)	108.9	18.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	(22.2)	21.6	25.5	(29.0)	(4.1)
2005	10.7	(6.2)	21.9	(28.2)	(1.8)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2004	3.1	3.2	3.7	3.8	13.8
2005	3.7	3.8	3.8	3.9	15.2

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	416.4	440.9	469.1	449.7	449.7
2005	463.7	460.5	487.2	467.2	467.2

	Equity
	Q1	Q2	Q3	Q4	FY
2004	629.9	630.0	644.1	688.0	688.0
2005	682.1	677.5	687.3	703.3	703.3

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2004	7.3%	6.7%	6.8%	7.4%	7.4%
2005	8.8%	9.4%	9.3%	9.1%	9.1%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	470.8	495.7	494.5	595.9	2,056.9
2005	583.9	618.1	563.5	634.4	2,399.9

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2004	74.2	73.0	73.9	87.0	308.1
2005	80.5	91.8	82.9	89.6	344.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	68.2	68.0	68.7	74.9	279.8
2005	74.4	74.7	70.7	77.5	297.3

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2004	6.0	5.0	5.2	12.1	28.3
2005	6.1	17.1	12.2	12.1	47.5

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	8.3	8.1	7.7	7.5	31.6
2005	7.4	7.7	8.3	7.9	31.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	(0.3)	(1.1)	(7.4)	(1.6)	(10.4)
2005	(1.6)	(0.5)	(0.7)	(3.5)	(6.3)

	Income (Loss) Before Taxes, Minority Interest
	and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2004	(2.0)	(2.0)	4.9	6.2	7.1
2005	0.3	9.9	4.6	7.7	22.5

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2004	(1.0)	1.1	4.4	6.2	10.7
2005	0.3	7.5	4.5	5.8	18.1

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	35.0%	n.m.	12.2%	-1.6%	-45.1%
2005	33.3%	24.2%	2.2%	24.7%	20.0%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	—	(1.0)	—	(0.4)	(1.4)
2005	—	(0.5)	—	(0.7)	(1.2)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	7.5	4.9	4.6	4.5	4.5
2005	4.0	2.8	2.5	1.8	1.8

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2004	10.7	10.6	10.4	10.2	41.9
2005	10.8	10.1	9.7	10.5	41.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2004	248.6	264.4	322.7	270.3	270.3
2005	305.9	334.5	349.4	305.7	305.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	7.0	11.2	8.8	6.4	33.4
2005	8.6	9.4	10.9	14.7	43.6

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	24.3	(12.4)	(23.2)	91.3	80.0
2005	(27.5)	(21.0)	(18.6)	79.0	11.9

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(3.1)	(10.3)	(4.9)	1.0	(17.3)
2005	(6.1)	(3.7)	(8.8)	(11.5)	(30.1)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2004	21.2	(22.7)	(28.1)	92.3	62.7
2005	(33.6)	(24.7)	(27.4)	67.5	(18.2)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	(30.8)	16.5	15.2	(27.2)	(26.3)
2005	(2.7)	36.7	15.4	(6.3)	43.1

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2004	—	—	—	5.0	5.0
2005	—	—	—	5.0	5.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	277.2	292.9	307.2	290.5	290.5
2005	286.6	322.2	338.5	341.5	341.5

	Equity
	Q1	Q2	Q3	Q4	FY
2004	425.4	422.1	430.3	446.8	446.8
2005	437.6	432.7	435.9	427.6	427.6

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2004	3.3%	2.5%	2.9%	3.5%	3.5%
2005	3.4%	4.6%	4.6%	4.2%	4.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2004	24.5	24.7	26.8	25.7	25.7
2005	27.5	23.9	25.6	23.5	23.5

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2004	17.6	18.8	18.7	22.4	77.5
2005	19.9	22.0	19.1	22.4	83.4

	Revenues - North America
	Q1	Q2	Q3	Q4	FY
2004	264.9	288.7	296.5	351.6	1,201.7
2005	354.3	376.3	369.6	388.3	1,488.5

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2004	128.2	131.7	122.1	162.6	544.6
2005	148.3	159.9	111.9	157.2	577.3

	Revenues - Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2004	28.2	25.1	31.1	31.0	115.4
2005	33.6	38.4	35.1	41.2	148.3

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2004	421.3	445.5	449.7	545.2	1,861.7
2005	536.2	574.6	516.6	586.7	2,214.1

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2004	62.9	61.9	61.9	75.1	261.8
2005	69.5	80.8	70.5	80.3	301.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	55.5	55.7	57.2	61.0	229.4
2005	60.6	63.7	57.6	65.1	247.0

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2004	7.4	6.2	4.7	14.1	32.4
2005	8.9	17.1	12.9	15.2	54.1

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	6.7	6.5	6.1	6.2	25.5
2005	6.2	7.4	7.5	7.0	28.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	(0.3)	(1.2)	(7.4)	(1.5)	(10.4)
2005	(1.6)	(1.1)	(0.9)	(3.6)	(7.2)

	Income Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2004	1.0	0.9	6.0	9.4	17.3
2005	4.3	10.8	6.3	11.8	33.2

	Revenues - North America - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	3.4%	14.7%	23.8%	9.4%	12.4%
2005	33.7%	30.3%	24.7%	10.4%	23.9%

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	24.8%	18.1%	19.0%	25.4%	22.0%
2005	15.7%	21.4%	-8.4%	-3.3%	6.0%

	Revenues - Asia-Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	19.0%	-3.5%	23.9%	14.8%	13.4%
2005	19.1%	53.0%	12.9%	32.9%	28.5%

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	10.1%	14.5%	22.5%	14.1%	15.1%
2005	27.3%	29.0%	14.9%	7.6%	18.9%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2004	14.9%	13.9%	13.8%	13.8%	14.1%
2005	13.0%	14.1%	13.6%	13.7%	13.6%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2004	13.2%	12.5%	12.7%	11.2%	12.3%
2005	11.3%	11.1%	11.1%	11.1%	11.2%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2004	1.8%	1.4%	1.0%	2.6%	1.7%
2005	1.7%	3.0%	2.5%	2.6%	2.4%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	30.0%	n.m.	16.7%	5.3%	-1.2%
2005	37.2%	17.6%	9.5%	27.1%	22.0%

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Net Income
	Q1	Q2	Q3	Q4	FY
2004	1.0	3.0	5.1	8.8	17.9
2005	2.8	8.9	5.7	8.6	26.0

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	—	(1.0)	—	(0.1)	(1.1)
2005	—	(0.5)	—	(0.7)	(1.2)

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	6.9	4.4	4.2	4.3	4.3
2005	3.8	2.7	2.5	1.8	1.8

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2004	6.7	6.6	6.7	6.3	26.3
2005	6.9	6.8	7.1	7.5	28.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	6.8	8.6	5.4	5.3	26.1
2005	7.6	7.9	10.0	11.0	36.5

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2004	21.6	21.3	21.2	24.4	88.5
2005	21.2	18.9	17.6	17.5	75.2

	Revenues - Asia Pacific
	Q1	Q2	Q3	Q4	FY
2004	27.9	28.9	23.6	26.3	106.7
2005	26.5	24.6	29.3	30.2	110.6

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2004	49.5	50.2	44.8	50.7	195.2
2005	47.7	43.5	46.9	47.7	185.8

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2004	(1.4)	(1.2)	0.5	(2.0)	(4.1)
2005	(2.8)	—	(0.7)	(3.1)	(6.6)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	1.6	1.6	1.6	1.3	6.1
2005	1.2	0.3	0.8	0.9	3.2

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	—	0.1	—	(0.1)	—
2005	—	0.6	0.2	0.1	0.9

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2004	(3.0)	(2.9)	(1.1)	(3.2)	(10.2)
2005	(4.0)	(0.9)	(1.7)	(4.1)	(10.7)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2004	(2.0)	(1.9)	(0.7)	(2.6)	(7.2)
2005	(2.5)	(1.4)	(1.2)	(2.8)	(7.9)

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	23.4%	7.0%	19.1%	5.6%	13.0%
2005	-1.9%	-11.3%	-17.0%	-28.3%	-15.0%

	Revenues - Asia Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	53.3%	53.7%	3.1%	13.4%	28.4%
2005	-5.0%	-14.9%	24.2%	14.8%	3.7%

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2004	36.0%	28.1%	10.1%	9.5%	20.0%
2005	-3.6%	-13.3%	4.7%	-5.9%	-4.8%

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2004	-2.8%	-2.4%	1.1%	-3.9%	-2.1%
2005	-5.9%	0.0%	-1.5%	-6.5%	-3.6%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	33.3%	34.5%	36.4%	18.8%	29.4%
2005	37.5%	-55.6%	29.4%	31.7%	26.2%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	—	—	—	(0.3)	(0.3)
2005	—	—	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	0.6	0.5	0.4	0.2	0.2
2005	0.2	0.1	—	—	—

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	117.5	121.5	143.7	232.1	614.8
2005	114.8	132.4	152.6	239.3	639.1

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2004	25.1	28.3	33.8	63.4	150.6
2005	25.5	30.1	37.0	63.5	156.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	34.5	26.0	25.4	32.8	118.7
2005	26.2	26.6	26.2	37.8	116.8

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2004	(9.4)	2.3	8.4	30.6	31.9
2005	(0.7)	3.5	10.8	25.7	39.3

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	1.8	1.5	1.5	1.7	6.5
2005	1.3	1.4	1.5	1.7	5.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	—	(0.4)	(0.2)	0.6	—
2005	(0.2)	(0.5)	(0.3)	0.5	(0.5)

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2004	(11.2)	1.2	7.1	28.3	25.4
2005	(1.8)	2.6	9.6	23.5	33.9

	Net Income
	Q1	Q2	Q3	Q4	FY
2004	(6.5)	1.3	4.4	18.0	17.2
2005	(1.1)	1.6	5.9	14.9	21.3

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	42.0%	n.m.	38.0%	36.4%	32.3%
2005	38.9%	38.5%	38.5%	36.6%	37.2%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	9.1	(0.1)	(0.3)	0.7	9.4
2005	—	—	—	3.9	3.9

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	6.1	4.9	3.6	1.7	1.7
2005	1.4	1.2	0.8	3.9	3.9

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2004	2.5	2.2	2.1	2.1	8.9
2005	1.9	1.7	1.8	2.4	7.8

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2004	90.2	100.8	128.8	119.9	119.9
2005	108.5	108.1	123.8	119.2	119.2

Housewares — Consolidated *
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	2.6	2.6	1.5	1.5	8.2
2005	1.2	1.3	2.0	0.9	5.4

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	(3.4)	(9.0)	(16.5)	46.0	17.1
2005	(2.4)	3.8	(1.8)	32.3	31.9

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(2.6)	(2.5)	(1.1)	(1.5)	(7.7)
2005	(1.2)	(0.9)	(2.0)	(0.7)	(4.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2004	(6.0)	(11.5)	(17.6)	44.5	9.4
2005	(3.6)	2.9	(3.8)	31.6	27.1

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	3.9	13.3	16.4	(44.3)	(10.7)
2005	3.2	(2.5)	4.3	(31.2)	(26.2)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2004	1.0	5.0	20.0	5.0	31.0
2005	5.0	5.0	7.5	10.0	27.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	40.0	58.7	95.0	55.7	55.7
2005	63.9	66.6	78.4	57.2	57.2

	Equity
	Q1	Q2	Q3	Q4	FY
2004	148.6	151.3	135.8	149.4	149.4
2005	144.1	140.6	139.9	145.0	145.0

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2004	10.7%	10.5%	10.2%	11.5%	11.5%
2005	15.5%	15.9%	17.2%	14.8%	14.8%

* Housewares Consolidated includes Hamilton Beach/Proctor-Silex, Kitchen Collection and the related intercompany eliminations.
(1) Net working capital is equal to accounts receivable, net plus inventories less accounts payable.
(2) Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3) Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach/Proctor-Silex, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	96.6	101.1	118.7	190.9	507.3
2005	94.6	111.3	128.4	193.4	527.7

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2004	15.8	18.9	22.6	44.9	102.2
2005	16.4	20.7	26.1	43.7	106.9

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	24.4	15.4	14.4	19.8	74.0
2005	15.3	15.4	14.8	24.4	69.9

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2004	(8.6)	3.5	8.2	25.1	28.2
2005	1.1	5.3	11.3	19.3	37.0

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	1.7	1.5	1.3	1.6	6.1
2005	1.2	1.3	1.3	1.5	5.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	(0.1)	(0.3)	(0.2)	0.6	—
2005	(0.2)	(0.5)	(0.3)	0.5	(0.5)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2004	(10.2)	2.3	7.1	22.9	22.1
2005	0.1	4.5	10.3	17.3	32.2

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2004	(5.9)	1.9	4.4	14.8	15.2
2005	0.1	2.8	6.4	11.0	20.3

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2004	0.9%	3.6%	-5.9%	10.2%	2.9%
2005	-2.1%	10.1%	8.2%	1.3%	4.0%

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2004	16.4%	18.7%	19.0%	23.5%	20.1%
2005	17.3%	18.6%	20.3%	22.6%	20.3%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2004	25.3%	15.2%	12.1%	10.4%	14.6%
2005	16.2%	13.8%	11.5%	12.6%	13.2%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2004	-8.9%	3.5%	6.9%	13.1%	5.6%
2005	1.2%	4.8%	8.8%	10.0%	7.0%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	42.2%	17.4%	38.0%	28.0%	31.2%
2005	n.m.	37.8%	37.9%	36.4%	37.0%

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2004	9.1	(0.1)	(0.3)	0.7	9.4
2005	—	—	—	3.9	3.9

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2004	6.1	4.9	3.6	1.7	1.7
2005	1.4	1.2	0.8	3.9	3.9

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2004	2.2	1.8	1.8	1.7	7.5
2005	1.5	1.2	1.4	2.0	6.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2004	78.2	87.6	113.4	110.6	110.6
2005	94.3	93.6	107.5	107.4	107.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	2.3	1.3	1.3	1.1	6.0
2005	1.0	0.9	1.7	0.8	4.4

Hamilton Beach/Proctor-Silex, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	6.2	(7.3)	(14.2)	33.0	17.7
2005	6.0	5.4	—	20.4	31.8

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(2.3)	(1.2)	(0.9)	(1.1)	(5.5)
2005	(1.0)	(0.5)	(1.7)	(0.6)	(3.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2004	3.9	(8.5)	(15.1)	31.9	12.2
2005	5.0	4.9	(1.7)	19.8	28.0

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	(5.4)	10.3	13.9	(32.0)	(13.2)
2005	(5.0)	(4.5)	2.1	(19.3)	(26.7)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2004	1.0	5.0	20.0	5.0	31.0
2005	5.0	5.0	7.5	10.0	27.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	30.6	46.3	80.2	53.2	53.2
2005	53.2	53.9	63.5	54.2	54.2

	Equity
	Q1	Q2	Q3	Q4	FY
2004	139.0	142.4	126.7	137.1	137.1
2005	133.0	130.7	130.5	131.8	131.8

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2004	9.3%	9.3%	9.1%	10.9%	10.9%
2005	15.6%	16.5%	18.3%	15.3%	15.3%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores
	Q1	Q2	Q3	Q4	FY
2004	183	185	187	188	188
2005	186	191	194	195	195

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	21.7	21.4	26.0	43.2	112.3
2005	21.3	22.1	25.8	47.7	116.9

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2004	9.3	9.4	11.2	18.5	48.4
2005	9.1	9.4	11.0	19.7	49.2

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	10.1	10.6	11.0	13.0	44.7
2005	10.9	11.2	11.4	13.4	46.9

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2004	(0.8)	(1.2)	0.2	5.5	3.7
2005	(1.8)	(1.8)	(0.4)	6.3	2.3

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	0.1	—	0.2	0.1	0.4
2005	0.1	0.1	0.2	0.2	0.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	0.1	(0.1)	—	—	—
2005	—	—	—	—	—

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2004	(1.0)	(1.1)	—	5.4	3.3
2005	(1.9)	(1.9)	(0.6)	6.1	1.7

	Net Income
	Q1	Q2	Q3	Q4	FY
2004	(0.6)	(0.6)	—	3.2	2.0
2005	(1.2)	(1.1)	(0.4)	3.7	1.0

	Average sales per store
	Q1	Q2	Q3	Q4	FY
2004	0.1	0.1	0.1	0.2	0.5
2005	0.1	0.1	0.1	0.3	0.6

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2004	42.9%	43.9%	43.1%	42.8%	43.1%
2005	42.7%	42.5%	42.6%	41.3%	42.1%

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2004	46.5%	49.5%	42.3%	30.1%	39.8%
2005	51.2%	50.7%	44.2%	28.1%	40.1%

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2004	-3.7%	-5.6%	0.8%	12.7%	3.3%
2005	-8.5%	-8.1%	-1.6%	13.2%	2.0%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	40.0%	44.5%	n.m.	39.4%	39.4%
2005	36.8%	42.1%	33.3%	39.3%	41.2%

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2004	0.3	0.4	0.3	0.4	1.4
2005	0.4	0.5	0.4	0.4	1.7

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2004	12.5	13.5	15.7	9.7	9.7
2005	14.4	14.8	16.7	12.1	12.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	0.3	1.3	0.2	0.4	2.2
2005	0.2	0.4	0.3	0.1	1.0

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	(9.6)	(1.7)	(2.3)	13.0	(0.6)
2005	(8.4)	(1.6)	(1.8)	11.9	0.1

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(0.3)	(1.3)	(0.2)	(0.4)	(2.2)
2005	(0.2)	(0.4)	(0.3)	(0.1)	(1.0)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2004	(9.9)	(3.0)	(2.5)	12.6	(2.8)
2005	(8.6)	(2.0)	(2.1)	11.8	(0.9)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	9.3	3.0	2.5	(12.3)	2.5
2005	8.2	2.0	2.2	(11.9)	0.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	9.3	12.4	14.8	2.5	2.5
2005	10.7	12.7	14.9	3.0	3.0

	Equity
	Q1	Q2	Q3	Q4	FY
2004	10.0	9.2	9.3	12.5	12.5
2005	11.3	10.2	9.8	13.5	13.5

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2004	31.9%	29.7%	26.2%	19.4%	19.4%
2005	13.4%	8.6%	4.7%	8.7%	8.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered - Project mines
	Q1	Q2	Q3	Q4	FY
2004	7.2	5.8	7.2	6.9	27.1
2005	6.7	6.0	7.3	7.2	27.2

	Lignite tons delivered - Non-project mines
	Q1	Q2	Q3	Q4	FY
2004	1.8	1.6	2.0	1.9	7.3
2005	1.8	1.8	1.9	2.0	7.5

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2004	4.2	5.1	4.5	5.1	18.9
2005	5.2	4.9	6.5	8.6	25.2

	Revenues
	Q1	Q2	Q3	Q4	FY
2004	25.9	27.0	29.8	28.1	110.8
2005	29.1	28.0	28.2	33.1	118.4

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2004	5.1	5.0	4.5	4.4	19.0
2005	4.6	2.9	1.2	3.7	12.4

	Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2004	8.5	7.2	8.4	7.4	31.5
2005	8.4	7.7	9.4	8.3	33.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2004	4.8	5.2	5.1	5.1	20.2
2005	5.9	5.2	5.2	6.1	22.4

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2004	8.8	7.0	7.8	6.7	30.3
2005	7.1	5.4	5.4	5.9	23.8

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	1.9	1.9	1.9	2.0	7.7
2005	2.4	2.1	2.1	1.8	8.4

Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	—	—	—	—	—
2005	—	—	—	—	—

	Income Before Taxes and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2004	6.9	5.1	5.9	4.7	22.6
2005	4.7	3.3	3.3	4.1	15.4

	Net Income
	Q1	Q2	Q3	Q4	FY
2004	5.8	3.7	5.2	3.9	18.6
2005	4.3	3.2	3.3	5.4	16.2

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2004	19.7%	18.5%	15.1%	15.7%	17.1%
2005	15.8%	10.4%	4.3%	11.2%	10.5%

	Operating Expenses as a % of the sum of Gross Profit
	plus Earnings of unconsolidated project mining
	subsidiaries
	Q1	Q2	Q3	Q4	FY
2004	35.3%	42.6%	39.5%	43.2%	40.0%
2005	45.4%	49.1%	49.1%	50.8%	48.5%

	Operating Profit as a % of the sum of Gross Profit
	plus Earnings of unconsolidated project mining
	subsidiaries
	Q1	Q2	Q3	Q4	FY
2004	64.7%	57.4%	60.5%	56.8%	60.0%
2005	54.6%	50.9%	50.9%	49.2%	51.5%

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2004	15.9%	27.5%	11.9%	17.0%	17.7%
2005	8.5%	3.0%	n.m.	-31.7%	-5.2%

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2004	2.9	2.9	3.0	3.1	11.9
2005	3.4	3.3	4.0	3.8	14.5

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2004	1.2	1.9	4.2	8.2	15.5
2005	5.3	5.8	7.0	3.5	21.6

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2004	12.0	5.1	8.6	15.4	41.1
2005	8.3	(0.9)	10.8	8.2	26.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2004	(1.2)	(1.5)	(4.3)	(8.3)	(15.3)
2005	(5.3)	(5.8)	(6.8)	(3.5)	(21.4)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2004	10.8	3.6	4.3	7.1	25.8
2005	3.0	(6.7)	4.0	4.7	5.0

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2004	(10.6)	(3.8)	(4.1)	(7.2)	(25.7)
2005	(2.7)	6.5	1.2	(10.1)	(5.1)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2004	3.7	2.1	1.0	1.8	8.6
2005	2.2	3.0	0.5	0.7	6.4

	Total debt
	Q1	Q2	Q3	Q4	FY
2004	121.7	120.2	117.0	111.9	111.9
2005	115.7	121.7	123.4	114.1	114.1

	Equity
	Q1	Q2	Q3	Q4	FY
2004	71.3	75.3	79.2	81.4	81.4
2005	83.2	86.3	89.1	84.5	84.5

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2004	25.0%	25.0%	26.0%	24.8%	24.8%
2005	21.9%	20.5%	17.5%	19.1%	19.1%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2004	(0.1)	(0.3)	(0.6)	(1.5)	(2.5)
2005	(0.3)	(0.5)	(0.6)	(1.2)	(2.6)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	(0.2)	(0.1)	(0.1)	(0.2)	(0.6)
2005	(0.7)	(0.5)	(0.4)	(0.7)	(2.3)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2004	0.5	0.3	0.4	(0.3)	0.9
2005	0.4	0.4	0.4	(0.5)	0.7

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2004	(0.4)	(0.5)	(0.9)	(1.0)	(2.8)
2005	—	(0.4)	(0.6)	—	(1.0)

	Extraordinary Gain (Loss)
	Q1	Q2	Q3	Q4	FY
2004	—	—	—	0.5	0.5
2005	—	—	—	4.7	4.7

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2004	(2.8)	0.3	(0.6)	4.5	1.4
2005	1.7	(1.0)	(0.1)	6.3	6.9